VOYA PENSION IRA (FOR 1992, 1994 AND 2004 CONTRACTS)

VOYA PENSION IRA (FOR 1984 CONTRACTS)

INDIVIDUAL, DEFERRED, FIXED AND VARIABLE ANNUITY CONTRACTS

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement Dated December 31, 2020

This supplement updates and amends certain information contained in your prospectus dated May 1, 2020. Please read it carefully and keep it with your contract prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus, as applicable.

__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE PIONEER FUNDS

On January 1, 2021, the Amundi Pioneer Asset Management, Inc., investment adviser managing the Pioneer Funds will change its name to Amundi Asset Management US, Inc. Accordingly, all references to “Amundi Pioneer Asset Management, Inc.” appearing in the contract prospectus will be deleted and replaced with “Amundi Asset Management US, Inc.”

X.PENIRA-20A	Page 1 of 1	December 2020